Company Registration No. 4612232 (England and Wales)

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

DIRECTORS’ REPORT AND FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2005

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

COMPANY INFORMATION

Directors	Mr H. N. Schneider (Appointed 7 August 2006)
Mr A. D. Greene (Appointed 7 August 2006)
Mr A. Fogel (Appointed 7 August 2006)

Secretary	Mr G. P. May

Company number	4612232

Registered office	2nd Floor
Brookfield House
44 Davies Street
London
Great Britain
W1k 5JA

Auditors	Baker Tilly
2 Bloomsbury Street
London
WC1B 3ST

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

CONTENTS

Page
Directors’ report	1 - 3
Independent auditors’ report	4
Profit and loss account	5
Balance sheet	6
Cash flow statement	7
Notes to the cash flow statement	8
Notes to the financial statements	9 - 18

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

DIRECTORS’ REPORT
FOR THE YEAR ENDED 31 DECEMBER 2005

The directors present their report and financial statements for the year ended 31 December 2005.

Principal activities and review of the business

The principal activities of the company continued to be the exploitation of the unrealised potential of existing oil and gas fields, within and outside the United Kingdom, and to acquire and exploit new petroleum concessions.

January to March 2005, Viking International Petroleum PLC (“VIP”) was the holding company for the Group that included Viking Petroleum UK Limited (“VPL”), Viking UK Gas Limited (“VUG”) and Viking Petroleum B.V. (“VP”). In early 2005, the Group, in consultation with its debt provider, considered a reorganisation the best course of action to protect the position of all stakeholders and allow the business to continue. On 15 March 2005, a reorganisation occurred whereby VIP exchanged 74% of the equity in its subsidiaries listed above to the Trust Company of the West (“TCW”) and other parties in exchange for the cancellation of its debt guarantees, shares pledges and warrants with its debt provider, TCW. Following this reorganisation VIP retained a 26% interest in VPL, VUG and VP and was relieved of the debt obligation of £14,828,000. This divestment allowed VIP to continue as a solvent company while retaining an interest in the assets of its former subsidiaries. At 31 December 2005, VIP’s interest in its former subsidiaries was 24.8%.

In April 2005, VIP entered into negotiations with VTEX Energy, Inc. (“VTEX”), a publicly traded company in the United States of America, whereby VIP would become a wholly owned subsidiary of VTEX. The acquisition of Viking International Petroleum PLC by VTEX was completed on 29 July 2005. Under the agreement, the shareholders of VIP received shares in VTEX in exchange for their VIP shares. The VIP shareholders had approximately 17% of the issued shares in the combined company at that time. VTEX’s primary assets are 100% working interests in portions of two fields in the Gulf Coast area of the United States; one in Texas and one in Louisiana. The value of these assets has been determined by an independent third party engineer to be over $44 million, thus VIP was provided with the underlying value and cash flow to enable the company to grow its businesses. VIP became VTEX’s European operating subsidiary and the current management of VIP became the management of VTEX.

In October 2005, the VIP management was approached by a firm which indicated interest in obtaining the North Yorkshire project or a position in the project. A further firm, investment-based, also proposed a structure whereby the North Yorkshire project could be jointly owned by VIP and the two other entities. Discussions continued throughout the remainder of the year, which concluded in an agreement to acquire the VIP asset from VTEX including the personnel. At year end these plans were proceeding. The agreements were signed in May 2006 and closed in August 2006.

Results and dividends

The results for the year are set out on page 5.

The directors recommend no dividends are to be paid out in the year.

Post balance sheet events and future developments

On 27 January 2006, the Company was reregistered as a private limited company. During 2006, VIP focused exclusively on supporting the acquisition of the North Yorkshire project, in its entirety, by the group led by US Energy Systems, Inc. The transaction closed on 7 August 2006 and, at closing, VIP became a wholly-owned subsidiary of US Energy Overseas LLC. The VIP interest in the project was transferred to the new operating entity controlled by US Energy in the UK, UK Energy Systems Limited.

At closing, all of the creditors of VIP were paid, with the exception of former director Grant Emms. Mr Emms received approximately 80% of the money owed to him and took a Promissory Note against the new entity and the parent for the balance.

The future of the company is under review.

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

DIRECTORS’ REPORT (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2005

Directors

The following directors have held office since 1 January 2005:

Mr G. G. Emms	(Resigned 7 August 2006)
N. G. Van Nest	(Resigned 16 February 2005)
T. I. A. Allen	(Resigned 16 February 2005)
Mr R. D. McVeigh	(Resigned 7 August 2006)
Mr L. D. J. Erasmus	(Resigned 15 March 2005)
Mr S. F. Noser	(Appointed 1 September 2005 and resigned 7 August 2006)
Mr H. N. Schneider	(Appointed 7 August 2006)
Mr A. D. Greene	(Appointed 7 August 2006)
Mr A. Fogel	(Appointed 7 August 2006)

Directors’ interests

The directors’ interests in the shares of the company were as stated below:

	Ordinary Share of 0.25p each
	31 December 2005	1 January 2005
Mr G. G. Emms	-	5,500,000
Mr R. D. McVeigh	-	1,000,000
Mr S. F. Noser	-	-

The directors’ interests in VTEX Energy Inc (VIP’s ultimate parent company at 31st December 2005) were as stated below:

	Common Stock
	31 December 2005	1 January 2005
Mr G. G. Emms	330,314	-
Mr R. D. McVeigh	180,171	-
Mr S. F. Noser	-	-

	Warrants on Common Stock
	31 December 2005	1 January 2005
Mr G. G. Emms	2,000,000	-
Mr R. D. McVeigh	2,000,000	-
Mr S. F. Noser	-	-

Creditor payment policy

The company’s current policy in respect of its suppliers is to establish terms of payment when agreeing the terms of business transactions and to abide by the terms of payment.

Auditors

PriceWaterhouseCoopers resigned as auditors on 21 June 2006. The board agreed to appoint Baker Tilly as the new auditors on 25 July 2006 in accordance with section 385 of the Companies Act 1985, a resolution proposing that they be re-appointed will be put to the Annual General Meeting.

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

DIRECTORS’ REPORT (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2005

Directors’ responsibilities

The directors are responsible for preparing the financial statements in accordance with applicable law and United Kingdom Generally Accepted Accounting Practice.

Company law requires the directors to prepare financial statements for each financial year which give a true and fairview of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

-	select suitable accounting policies and then apply them consistently;

-	make judgements and estimates that are reasonable and prudent;

-	state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

-	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

On behalf of the board

Mr A. D. Greene
Director

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

INDEPENDENT AUDITORS’ REPORT
TO THE SHAREHOLDERS OF VIKING INTERNATIONAL PETROLEUM LIMITED
(FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

We have audited the financial statements on pages 5 to 18.

This report is made solely to the company’s members, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of the directors and auditors

The directors’ responsibilities for preparing the Annual Report and the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice) are set out in the Statement of Directors’ Responsibilities

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the directors’ report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and other transactions is not disclosed.

We read other information contained in the Annual Report, and consider whether it is consistent with the audited financial statements. This other information comprises only the directors’ report. We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements. Our responsibilities do not extend to any other information.

Basis of audit opinion

We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice, of the state of the company’s affairs as at 31 December 2005 and of its profit for the year then ended and and have been properly prepared in accordance with the Companies Act 1985.

Baker Tilly
Registered Auditor
Chartered Accountants
2 Bloomsbury Street
London
WC1B 3ST

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 2005

		2005	2004
	Notes	£	£
Turnover	2	50,625	-
Cost of sales		(45,577)	-
Gross profit		5,048	-
Administrative expenses		(1,044,313)	(1,008,107)
Other operating income		415,457	478,272
Operating loss	3	(623,808)	(529,835)
Loss on disposal of tangible assets		(338)	-
Loss on sale of subsidiary		-	(2,243)
Amount owed to former group company - waived		3,581,084	-
Amount owed by former group companies - waived		(2,570,608)	-
Profit/(loss) on ordinary activities
before interest		386,330	(532,078)
Investment income	4	53,974	105,959
Other interest receivable and similar
income	4	177	669
Interest payable and similar charges	5	(81,066)	(166,173)
Profit/(loss) on ordinary activities
before taxation		359,415	(591,623)
Tax on profit/(loss) on ordinary activities	7	-	-
Profit/(loss) for the year	13	359,415	(591,623)

The profit and loss account has been prepared on the basis that all operations are continuing operations.

There are no recognised gains and losses other than those passing through the profit and loss account.

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

BALANCE SHEET
AS AT 31 DECEMBER 2005

		2005		2004
	Notes	£	£	£	£
Fixed assets
Tangible assets	8		14,408		19,858
Investments	9		26		-
			14,434		19,858
Current assets
Debtors	10	111,191		2,467,624
Cash at bank and in hand		-		82,488
		111,191		2,550,112
Creditors: amounts falling due within
one year	11	(734,494)		(3,541,379)

Net current liabilities			(623,303)		(991,267)
Total assets less current liabilities			(608,869)		(971,409)

Capital and reserves
Called up share capital	12		83,254		80,129
Share premium account	13		395,546		395,546
Profit and loss account deficit	13		(1,087,669)		(1,447,084)
Shareholders' deficit	14		(608,869)		(971,409)

Approved by the Board and authorised for issue on ______________

A. D. Greene
Director

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2005

	2005		2004
	£	£	£	£
Net cash outflow from operating activities		(85,305)		(73,462)
Returns on investments and servicing of
finance
Interest received	54,151		106,628
Interest paid	(81,066)		(166,173)
Net cash outflow for returns on investments
and servicing of finance		(26,915)		(59,545)
Capital expenditure and financial investment
Payments to acquire tangible assets	(3,734)		(23,414)
Payments to acquire investments	(26)		-
Receipts from sales of tangible assets	2,400		-
Net cash outflow for capital expenditure		(1,360)		(23,414)
Acquisitions and disposals
Sale of subsidiary undertakings (net of cash
acquired)	-		(2,242)
Net cash outflow for acquisitions and
disposals		-		(2,242)
Net cash outflow before management of liquid
resources and financing		(113,580)		(158,663)
Financing
Issue of ordinary share capital	3,125		100,000
Net cash inflow from financing		3,125		100,000
Decrease in cash in the year		(110,455)		(58,663)

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

NOTES TO THE CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2005

1 Reconciliation of operating loss to net cash outflow from operating activities

	2005 £	2004 £
Operating loss	(623,808)	(529,835)
Depreciation and impairment of fixed assets	6,446	17,105
Decrease/(increase) in debtors	(214,175)	(2,261,569)
(Decrease)/Increase in creditors within one year	746,232	2,700,837
Net cash outflow from operating activities	(85,305)	(73,462)

2 Analysis of net (debt)/funds

	1 January 2005 £	Cash flow £	Other non- cash changes £	31 December 2005 £
Net cash:
Cash at bank and in hand	82,488	(82,488)	-	-
Bank overdrafts	-	(27,967)	-	(27,967)
	82,488	(110,455)	-	(27,967)
Bank deposits	-	-	-	-
Net funds/(debt)	82,488	(110,455)	-	(27,967)

3 Reconciliation of net cash flow to movement in net (debt)/funds

	2005 £	2004 £
Decrease in cash in the year	(110,455)	(58,663)
Movement in net (debt)/funds in the year	(110,455)	(58,663)
Opening net funds	82,488	141,151
Closing net (debt)/funds	(27,967)	82,488

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2005

1 Accounting policies

1.1Accounting convention

The financial statements are prepared under the historical cost convention.

The financial statements have been prepared on a going concern basis since the ultimate parent company, US Energy Systems Inc., has agreed to provide financial support as necessary to enable the company to meet its liabilities as they fall due. Should the parent undertaking be unable to provide continuing financial support, adjustments would have to be made to reduce the value of assets to their realisable amount, to provide for any further liabilities which might arise and to reclassify fixed assets as current assets.

Having reviewed the future plans and projections for the business, the directors believe that the parent company and its subsidiary undertakings have adequate resources to continue in operational existence for the foreseeable future, a period of not less than 12 months from the date of this report.

1.2 Compliance with accounting standards

The financial statements are prepared in accordance with applicable United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), which have been applied consistently (except as otherwise stated).

1.3 Turnover

Turnover represents amounts receivable for services and recharged expenses net of VAT.

1.4 Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

Computer equipment	33% Straight Line
Fixtures, fittings & equipment	20-25% Straight Line

1.5 Leasing

Rentals payable under operating leases are charged against income on a straight line basis over the lease term.

1.6 Investments

Fixed asset investments are stated at cost less provision for diminution in value.

1.7 Deferred taxation

Deferred taxation is provided in full in respect of taxation deferred by timing differences between the treatment of certain items for taxation and accounting purposes. The deferred tax balance has not been discounted.

1.8 Foreign currency translation

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. All differences are taken to profit and loss account.

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2005

2 Turnover

The total turnover of the company for the year has been wholly undertaken in the United Kingdom.

3 Operating loss

	2005	2004
	£	£
Operating loss is stated after charging:
Depreciation and impairment of fixed assets	6,447	17,105
Loss on foreign exchange transactions	-	6,165
Operating lease rentals	75,891	57,318
Auditors' remuneration	10,000	30,250
and after crediting:
Profit on foreign exchange transactions	(4,012)	-

4 Investment income

	2005	2004
	£	£
Interest received from group companies	53,974	105,959
Other interest	177	669
	54,151	106,628

5 Interest payable

	2005	2004
	£	£
On amounts payable to group companies	78,891	154,746
On other loans wholly repayable within five years	-	10,000
On overdue tax	-	982
Other interest	2,175	445
	81,066	166,173

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2005

6 Exceptional items

On 15th March 2005, a reorganisation occurred whereby the company disposed of 74% of the equity in its subsidiaries (Viking Petroleum UK Limited(VPL), Viking UK Gas Limited (VUG) and Viking Petroleum B.V.(VP)) in exchange for the cancellation of its debt guarantees, share pledges and warrants. As part of this reorganisation the company was also relieved of its net group debt of £1,010,476, being an amount owed to VPL of £3,581,084, shown as 'Amount owed to group company - now waived' on face of profit and loss account, less an amount owed from VUG of £2,425,861 and an amount owed from VP of £144,747, totalling £2,570,608 shown as 'Amounts owed from group companies - now waived' on the face of the profit and loss account.

The net debt which has been waived of £1,010,476 was a connected party debt at the time of the waiver and therefore does not form part of the taxable profits of the company.

7 Taxation

	2005	2004
Current tax charge	-	-
Factors affecting the tax charge for the year
Profit/(loss) on ordinary activities before taxation	359,415	(591,623)
Profit/(loss) on ordinary activities before taxation multiplied by standard
rate of UK corporation tax of 30.00% (2004 - 30.00%)	107,825	(177,487)
Effects of:
Non deductible expenses	16,218	24,610
Income not taxable - loan waivers	(303,143)	-
Capital allowances for period in excess of depreciation	451	1,418
Tax losses not utilised	178,649	151,459
	(107,825)	177,487
Current tax charge	-	-

The company has tax losses of £539,738 (2004 - £361,089) available to offset against future trading profits.

No provision for deferred tax is required at 31 December 2005 and there is no unprovided deferred taxation liability at that date. Given the uncertainty of the recoverability of the company's tax losses carried forward, no deferred tax asset has been recognised.

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2005

8 Tangible fixed assets

		Fixture
	Computer	fittings &
	Equipment	equipment	Total
	£	£	£
Cost
At 1 January 2005	11,935	13,039	24,974
Additions	2,543	1,192	3,735
Disposals	(4,142)	-	(4,142)
At 31 December 2005	10,336	14,231	24,567
Depreciation
At 1 January 2005	3,235	1,881	5,116
On disposals	(1,404)	-	(1,404)
Charge for the year	3,401	3,046	6,447
At 31 December 2005	5,232	4,927	10,159
Net book value
At 31 December 2005	5,104	9,304	14,408
At 31 December 2004	8,700	11,158	19,858

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2005

9 Fixed asset investments

	Shares in	Shares in
	participating	group
	interests	undertakings	Total
	£	£	£
Cost
At 1 January 2005	-	12,381	12,381
Disposals	-	(12,355)	(12,355)
Transfers	26	(26)	-

At 31 December 2005	26	-	26

Provisions for diminution in value
At 1 January 2005	-	12,381	12,381
On disposals	-	(12,355)	(12,355)
Other	-	(26)	(26)

At 31 December 2005	-	-	-

Net book value
At 31 December 2005	26	-	26

Holdings of more than 20%

The company holds more than 20% of the share capital of the following companies:

	Country of registration or	Shares held
Company	incorporation	Class	%
Participating interests
Viking Petroleum UK Limited (VPL)	England	Ordinary	24.80
Viking UK Gas Limited (VUG) *	England	Ordinary	24.80
Viking Petroleum B. V. (VP)*	The Netherlands	Ordinary	24.80

The aggregate amount of capital and reserves and the results of these undertakings for the last relevant financial year were as follows:

		Capital and	Profit for the
		reserves	year
		2005	2005
	Principal activity	£	£
Viking Petroleum UK Limited (VPL)	Production and marketing	(9,619,524)	(7,971,092)
Viking UK Gas Limited (VUG) *	Production and marketing	5,472,567	1,288,923
Viking Petroleum B. V. (VP)*	Financing and investment	216,236	136,961

* - Indirect interest held via Viking Petroleum UK Limited.
On 15th March 2005, a reorganisation occurred whereby the company exchanged 74% of the equity in its subsidiaries VPL, VUG and VP to the Trust Company of the West (TCW) and other debt providers in exchange for the cancellation of its debt guarantees, share pledges and warrants. The company is also relieved of its net group debt of £1,010,476, being an amount owed to VPL of £3,581,084 less an amount owed from VUG of £2,425,861 and an amount owed from VP of £144,747. Due to VPL issuing further shares on 15 August 2005, the company's holding in its former subsidiaries reduced to 24.8%.

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2005

10 Debtors

	2005	2004
	£	£
Trade debtors	43,318	-
Amounts owed by subsidiary undertakings	-	2,329,773
Other debtors	45,714	111,177
Prepayments and accrued income	22,159	26,674
	111,191	2,467,624

11Creditors: amounts falling due within one year

	2005	2004
	£	£
Bank loans and overdrafts	27,967	-
Trade creditors	62,458	420,032
Amounts owed to parent undertaking	229,507	-
Amounts owed to subsidiary undertakings	-	3,025,252
Taxes and social security costs	56,948	12,440
Other creditors	28,075	-
Accruals and deferred income	329,539	83,655
	734,494	3,541,379

12 Share capital

	2005	2004
	£	£
Authorised
400,000,000 Ordinary Share of 0.25p each	1,000,000	1,000,000
Allotted, called up and fully paid
33,301,605 Ordinary Share of 0.25p each	83,254	80,129

1,250,000 Ordinary shares were allotted to Mr Desmond McVeigh (Director) on 5 May 2005 at a nominal value of 0.25p per share for a consideration of £3,125.

The company issued a warrant without voting rights to its senior lender, the Trust Company of the West, to subscribe at par for up to 25% of the issued share capital of the Company at any time until 15 December 2011, or to compulsory subscribe for 25% of the issued shares of the company upon the occurrence of any of the following events: a public offering of all or part of the ordinary shares of the company for proceeds of not less than £10 million; or a disposal of 75% or more of the issued ordinary shares of the company to a third party. This warrant was cancelled on 15 March 2005.

On 29 June 2006, 168,250,132 ordinary shares of 0.25p each were issued at par in exchange for the waiver of the loan notes totalling $762,200 due to VTEX Energy, Inc.

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2005

13 Statement of movements on reserves

	Share	Profit and
	premium	loss
	account	account
	£	£
Balance at 1 January 2005	395,546	(1,447,084)
Profit for the year	-	359,415
Balance at 31 December 2005	395,546	(1,087,669)

14 Reconciliation of movements in shareholders’ deficit

	2005	2004
	£	£
Profit/(Loss) for the financial year	359,415	(591,623)
Proceeds from issue of shares	3,125	100,000
Net addition to/(depletion in) shareholders' deficit	362,540	(491,623)
Opening shareholders' deficit	(971,409)	(479,786)
Closing shareholders' deficit	(608,869)	(971,409)

15 Financial commitments

At 31 December 2005 the company was committed to making the following payments under non-cancellable operating leases in the year to 31 December 2006:

	Land and buildings
	2005	2004
	£	£
Operating leases which expire:
Between two and five years	65,297	59,757

As at 31 December 2005 the company had an operating lease commitment for the rental of premises at its head office. This lease is currently in the process of being reassigned and the directors are confident this will be completed before 31 December 2006, therefore after this there will be no operating lease commitment.

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2005

16 Directors’ emoluments

	2005	2004
	£	£
Emoluments for qualifying services	296,366	438,943
Compensation for loss of office	225,337	-
	521,703	438,943
Emoluments disclosed above include the following amounts paid to the highest paid director:
Emoluments for qualifying services	229,267	287,154

17 Employees

Number of employees

The average monthly number of employees (excluding directors) during the year was:

	2005	2004
	Number	Number
Administrative	1	3

	2005	2004
Employment costs	£	£
Wages and salaries	609,248	507,261
Social security costs	47,937	56,107
	657,185	563,368

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2005

18 Control

The ultimate parent company at 31 December 2005 was VTEX Energy Inc, a company incorporated in the United States of America.

In April 2005, the company negotiated and agreed a transaction with VTEX Energy Inc (VTEX), a publicly traded company in the USA, whereby the company would become a wholly owned subsidiary of VTEX. Under the agreement, the shareholders of the company received shares in VTEX in exchange for their shares in the company. This meant the company’s shareholders held approximately 17% of the issued shares in the combined company. VTEX provided the company with pre-closing operating expenses in the form of a non-recourse loan (shown as amounts owed to parent in Creditors falling due within one year). This transaction was approved by all the shareholders of the company and was consummated on 29 July 2005.

Copies of the financial statements of VTEX Energy Inc are available from 11811 North Freeway, Suite 200, Houston Texas 77060.

The ultimate parent company changed to US Energy Systems Inc. post year end.

19 Related party transactions

Included within debtors under the heading “Amounts owed by subsidiary undertakings” is an amount owed by Viking UK GAS Limited, a subsidiary of the company until 15 March 2005, of £nil (2004 -£2,219,454) and an amount owed by Viking Petroleum B. V., also a subsidiary of the company until 15 March 2005, of £nil (2004 - £110,319).

Included within Creditors: amounts falling due within one year under the heading “Amounts owed to parent” is a non-recourse loan owed to VTEX Energy Inc, the ultimate parent company, of £229,507 (2004 - £nil).

Included within Creditors: amounts falling due within one year under the heading “Amounts owed to subsidiary undertakings” is an amount owed to Viking Petroleum UK Limited, a subsidiary of the company until 15 March 2005, of £nil (2004 - £3,025,252).

During the year ended 31 December 2005 the company made the following related party transactions: -

	2005	2004
	£	£
Waiver of amount owed to Viking Petroleum UK Limited (see Note 6)	3,581,084	-
Waiver of amount owed by Viking UK GAS Limited (see Note 6)	2,425,861	-
Waiver of amount owed by Viking Petroleum B. V. (see Note 6)	144,747	-
Interest received from Viking UK GAS Limited on inter-group loan	51,143	102,926
Interest received from Viking Petroleum B. V. on inter-group loan	2,831	3,033
Interest paid to Viking Petroleum UK Limited on inter-group loan	78,891	154,746
Management charges rendered to Viking Petroleum UK Limited	305,860	234,978
Management charges rendered to Viking UK GAS Limited	92,357	192,706
Management charges rendered to Viking Petroleum B. V.	17,240	50,588

VIKING INTERNATIONAL PETROLEUM LIMITED (FORMERLY VIKING INTERNATIONAL PETROLEUM PLC)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2005

20 Post balance sheet events

On 27 January 2006, the Company was reregistered as a private limited company. During 2006, VIP focused exclusively on supporting the acquisition of the North Yorkshire project, in its entirety, by the group led by US Energy Systems, Inc. The transaction closed on 7 August 2006 and, at closing, VIP became a wholly-owned subsidiary of US Energy Overseas LLC. The VIP interest in the project was transferred to the new operating entity controlled by US Energy in the UK, UK Energy Systems Limited.

At closing, all of the creditors of VIP were paid, with the exception of former director Grant Emms. Mr Emms received approximately 80% of the money owed to him and took a Promissory Note against the new entity and the parent for the balance.